UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 23, 2005

UNOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorpration)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.unova.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Registrant’s telephone number, including area code: (425) 265-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                 Entry into a Material Definitive Agreement

On February 23, 2005, the Compensation Committee of the Board of Directors of UNOVA, Inc. approved the payment of bonuses to Named Executive Officers and other employees for performance in 2004 and established the performance goals and individual targets for bonuses in 2005.  A statement of the terms is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01.                              Financial Statements and Exhibits

(c)  Exhibits.

The following exhibit is attached as part of this report:

Exhibit Number	Description
10.1	Statement of terms for Annual Incentive Arrangements for 2004 and 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNOVA, INC.

By:	/s/ MICHAEL E. KEANE
Michael E. Keane
Senior Vice President and
Chief Financial Officer

March 1, 2005